UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2020

Date of reporting period: 03/31/2020

Item 1. Report to Stockholders.

ANNUAL REPORT
March 31, 2020

NICHOLAS EQUITY INCOME
FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

May 2020

Report to Fellow Shareholders:

     For the year ended March 31, 2020, Nicholas Equity Income Fund (“Fund”) returned -8.80% versus -6.98% for the Standard & Poor’s 500 Index (“S&P 500”). The Fund compared favorably to our mutual fund peers in the Morningstar Large Value Category which experienced a -17.73% return over the past year. The primary investment objective of the Fund is to produce reasonable income for the investor. To achieve this objective, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the S&P 500 Index. We are pleased to report as of March 31, 2020, the Fund had a 30-day SEC yield of 2.64%, which exceeds the S&P 500 indicated yield of 2.34%.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended March 31, 2020. For all time periods, the Fund compares favorably to the Morningstar Large Value Category and the Lipper Equity Income Funds Objective. Both benchmarks are more income-oriented, and thus better reflect the objective of the Fund than the S&P 500.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year	15	Year
Nicholas Equity Income Fund, Inc.	-8.80%		1.39%		2.75%		8.62%		8.02%
Standard & Poor’s 500 Index	-6.98%		5.10%		6.73%		10.53%		7.58%
Morningstar Large Value Category	-17.73%		-2.11%		1.42%		6.89%		5.09%
Lipper Equity Income Funds Objective .	-15.11%		-0.87%		2.22%		7.26%		5.72%
Consumer Price Index	1.52%		1.91%		1.80%		1.73%		1.95%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc.	$9,120		$10,423		$11,454		$22,869		$31,819
Fund’s Expense Ratio:
(from 07/30/19 Prospectus): 0.73%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At March 31, 2020, the Fund held 57 stocks and a cash position of approximately 9.29%. All stocks in the portfolio have paid dividends during the past period and most have raised their dividends periodically. The Fund’s top five holdings were Microsoft, Johnson & Johnson, Medtronic, Abbott Laboratories and Northern Trust Corp. These five holdings accounted for 16.23% of the Fund’s net assets. For the year end period ended March 31, 2020, stocks that helped the Fund’s performance were Eli Lilly, Equinix, Gilead Sciences, Target and Cohen & Steers. Stocks that hindered performance were ViacomCBS, Webster Financial, Chevron, Genuine Parts and First Horizon National. Relative to the S&P 500, the Fund’s holdings within the health care and real estate sectors positively contributed to performance over the past year, whereas holdings within technology and communication services lagged. In terms of industry concentration, health care represented approximately 18% of the portfolio, information technology 17%, financials 12%, industrials 8%, consumer discretionary 8%, consumer staples 8%, real estate 5%, communication services 5%, energy 4%, utilities 3% and materials 2%.

     The U.S. economy started 2020 on solid footing with record low unemployment amid the second longest business cycle expansion in the post-war period. Economic growth was tracking at or above two percent until mid-March, when economic expansion came to an abrupt halt. The 11-year bull market ended on March 11, 2020 when the Dow Jones Industrial Average entered bear market territory with the fastest 20% drop in U.S. stock market history. This feat took only 20 days to achieve and culminated on the day The World Health Organization declared the novel coronavirus (COVID-19) outbreak a global pandemic. Gross domestic product (“GDP”) fell 4.8% in the first quarter on an annualized basis making it the worst quarterly contraction since 2008, when the country was in a deep recession. In response to the pandemic, governments issued shelter-in-place orders to slow the spread of the coronavirus and as a result the economy lost a staggering 20.5 million jobs in April, the steepest plunge in payrolls since the Great Depression of the 1930s. Consumer spending, which drives around 70% of economic growth, is expected to negatively impact GDP; the Congressional Budget Office estimates that second-quarter GDP will decline by nearly 40% on an annualized basis. As a result, the U.S. government has responded with unprecedented amounts of fiscal and monetary stimulus, helping to lift the stock market from its March lows. As a result, the current S&P 500 next twelve months price-to-earnings multiple of 20.3x is above both the 5- and 10-year averages of 16.7x and 15.1x, respectively.

     The economic damage inflicted by the pandemic is still unfolding. The unemployment rate increased 10.3 percentage points to 14.7% in April. We believe there remains a tremendous amount of uncertainty ahead for the market. Risks include further economic deterioration and a second wave of infections as businesses begin to reopen with shelter-in-place orders lifted. Thus, management is focused on owning companies with strong balance sheets and an ability to pay dividends. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks, while also mitigating volatility in bear markets. Moreover, we seek to invest in management teams with strong business models and competitive advantages that have good track records of successfully navigating changing and uncertain environments. The market correction has provided several new investment opportunities for the Fund during the last 60 days. We are poised to act on additional opportunities, but we will remain patient and cognizant of valuation and dividend stability.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. As of March 31, 2020, Nicholas Equity Income Fund ranked within the top 18% (45 out of 249 funds), based on total returns, for the 10-year period in the Lipper Equity Income Funds objective. Additionally, the Fund ranked 14% (70 out of 510), 27% (123 out of 465) and 46% (185 out of 402) for the one-, three- and five-year periods then ended, respectively.

Thank you for your continued investment in the Fund.

See important disclosures on the next page.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Earnings growth is not representative of the Fund’s future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Each Morningstar Category average represents a universe of Funds with similar investment objectives. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns).

Basis Point (bp): A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Dividend / Indicated Yield: The annual dividends per share divided by the price per share expressed as a percentage.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Next Twelve Months Price-to-Earnings (NTM P/E) Multiple: Value derived by dividing a company’s next 12 month earnings per share into the current price of one share of its stock.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

There is no guarantee that distributions will be made.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS EQUITY INCOME FUND, INC. AND S&P 500 INDEX

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2020	March 31, 2020	March 31, 2020
Average Annual
Total Return	-8.80%	2.75%	8.62%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

		Years Ended March 31,
	2020	2019	2018	2017	2016
NET ASSET VALUE,
BEGINNING OF PERIOD.	$18.87	$20.50	$20.70	$18.65	$20.99
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income.	.36 (1)	.40 (1)	.40 (1)	.36 (1)	.43
Net gain (loss) on securities
(realized and unrealized)	(1.57)	.92	.81	2.45	(1.45)
Total from
investment operations	(1.21)	1.32	1.21	2.81	(1.02)
LESS DISTRIBUTIONS
From net investment income	(.28)	(.56)	(.53)	(.36)	(.42)
From net capital gain	(2.24)	(2.39)	(.88)	(.40)	(.90)
Total distributions	(2.52)	(2.95)	(1.41)	(.76)	(1.32)
NET ASSET VALUE,
END OF PERIOD	$15.14	$18.87	$20.50	$20.70	$18.65

TOTAL RETURN	(8.80)%	7.88%	5.93%	15.57%	(4.92)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$295.9	$386.8	$472.6	$532.2	$520.0
Ratio of expenses to average net assets	.73%	.73%	.72%	.72%	.72%
Ratio of net investment income
to average net assets	1.88%	2.02%	1.96%	1.86%	2.23%
Portfolio turnover rate	32.04%	36.76%	31.66%	36.18%	24.92%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2020 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	4.98%
Johnson & Johnson	3.23%
Medtronic Public Limited Company	2.94%
Abbott Laboratories	2.76%
Northern Trust Corporation	2.32%
Analog Devices, Inc.	2.24%
Quest Diagnostics Incorporated	2.24%
General Mills, Inc.	2.23%
Pfizer Inc.	2.19%
Coca-Cola Company (The)	2.17%
Total of top ten	27.30%

Sector Diversification (as a percentage of portfolio)
March 31, 2020 (unaudited)

Fund Expenses
For the six month period ended March 31, 2020 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/19	03/31/20	10/01/19 - 03/31/20
Actual	$1,000.00	$833.50	$3.35
Hypothetical	1,000.00	1,021.35	3.69
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
March 31, 2020

Shares or
Principal
Amount		Value
COMMON STOCKS — 90.53%
	Communication Services – Media & Entertainment — 1.78%
65,000	ViacomCBS Inc. — Class B	$910,650
45,000	Walt Disney Company (The)	4,347,000
		5,257,650
	Communication Services – Telecommunications Services — 3.30%
120,000	AT&T Inc.	3,498,000
116,500	Verizon Communications Inc.	6,259,545
		9,757,545
	Consumer Discretionary – Durables & Apparel — 1.10%
245,000	Newell Brands Inc.	3,253,600
	Consumer Discretionary – Retailing — 6.81%
62,000	Genuine Parts Company	4,174,460
28,500	Home Depot, Inc. (The)	5,321,235
62,500	Target Corporation	5,810,625
101,500	TJX Companies, Inc. (The)	4,852,715
		20,159,035
	Consumer Discretionary – Services — 0.39%
8,646	Cedar Fair, L.P.	158,568
6,000	McDonald’s Corporation	992,100
		1,150,668
	Consumer Staples – Food, Beverage & Tobacco — 6.02%
145,000	Coca-Cola Company (The)	6,416,250
125,000	General Mills, Inc.	6,596,250
66,000	Philip Morris International Inc.	4,815,360
		17,827,860
	Consumer Staples – Household & Personal Products — 1.82%
49,000	Proctor & Gamble Company (The)	5,390,000
	Energy — 3.62%
82,000	Chevron Corporation	5,941,720
90,500	ConocoPhillips	2,787,400
119,100	Enterprise Products Partners L.P.	1,703,130
20,183	Williams Companies, Inc. (The)	285,589
		10,717,839
	Financials – Banks — 4.54%
325,000	First Horizon National Corporation	2,619,500
65,500	JPMorgan Chase & Co.	5,896,965
51,500	PNC Financial Services Group, Inc. (The)	4,929,580
		13,446,045

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2020

Shares or
Principal
Amount		Value
COMMON STOCKS — 90.53% (continued)
	Financials – Diversified — 3.77%
128,000	Charles Schwab Corporation (The)	$4,303,360
91,000	Northern Trust Corporation	6,866,860
		11,170,220
	Financials – Insurance — 3.79%
74,500	Arthur J. Gallagher & Co.	6,072,495
46,000	Chubb Limited	5,137,740
		11,210,235
	Health Care – Equipment & Services — 10.62%
103,500	Abbott Laboratories	8,167,185
54,500	CVS Health Corporation	3,233,485
96,500	Medtronic Public Limited Company	8,702,370
82,500	Quest Diagnostics Incorporated	6,624,750
131,000	Smith & Nephew PLC sponsored ADR	4,698,970
		31,426,760
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 7.57%
36,500	Eli Lilly and Company	5,063,280
7,000	Gilead Sciences, Inc.	523,320
73,000	Johnson & Johnson	9,572,490
10,000	Merck & Co., Inc.	769,400
198,500	Pfizer Inc.	6,479,040
		22,407,530
	Industrials — Capital Goods — 6.78%
108,500	Emerson Electric Co.	5,170,025
41,500	Illinois Tool Works Inc.	5,897,980
37,500	Snap-on Incorporated	4,080,750
49,000	Stanley Black & Decker, Inc.	4,900,000
		20,048,755
	Industrials – Commercial & Professional Services — 1.28%
158,000	Healthcare Services Group, Inc.	3,777,780
	Information Technology – Hardware & Equipment — 3.71%
18,150	Apple Inc.	4,615,364
162,000	Cisco Systems, Inc.	6,368,220
		10,983,584
	Information Technology – Semiconductors &
	Semiconductor Equipment — 6.37%
74,000	Analog Devices, Inc.	6,634,100
55,500	Microchip Technology Incorporated	3,762,900

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2020

Shares or
Principal
Amount		Value
COMMON STOCKS — 90.53% (continued)
	Information Technology – Semiconductors &
	Semiconductor Equipment — 6.37% (continued)
42,000	Texas Instruments Incorporated	$4,197,060
54,500	Xilinx, Inc.	4,247,730
		18,841,790
	Information Technology – Software & Services — 6.58%
42,500	International Business Machines Corporation	4,714,525
93,500	Microsoft Corporation	14,745,885
		19,460,410
	Materials — 2.10%
46,500	Avery Dennison Corporation	4,736,955
25,000	RPM International, Inc.	1,487,500
		6,224,455
	Real Estate — 5.40%
40,212	Digital Realty Trust, Inc.	5,585,849
9,000	Equinix, Inc.	5,621,130
82,300	W.P. Carey Inc.	4,779,984
		15,986,963
	Utilities — 3.18%
44,000	CMS Energy Corporation	2,585,000
55,500	Dominion Energy, Inc.	4,006,545
32,000	WEC Energy Group, Inc.	2,820,160
		9,411,705
	TOTAL COMMON STOCKS
	(cost $251,005,330)	267,910,429

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2020

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 9.27%
	U.S. Government Security — 1.69%
$5,000,000	U.S. Treasury Bill 04/02/2020, 1.528%	$4,999,791
	Money Market Funds — 7.58%
12,880,016	Invesco Treasury Portfolio Short-Term Investments Trust
	(Institutional Class), 7-day net yield 0.30%	12,880,015
9,558,802	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.25%	9,558,802
		22,438,817
	TOTAL SHORT-TERM INVESTMENTS
	(cost $27,438,608)	27,438,608
	TOTAL INVESTMENTS
	(cost $278,443,938) — 99.80%	295,349,037
	OTHER ASSETS, NET OF LIABILITIES — 0.20%	577,980
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$295,927,017

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2020

ASSETS
Investments in securities at value (cost $278,443,938)	$295,349,037
Receivables —
Dividend and interest	594,319
Capital stock subscription	161,221
Total receivables	755,540
Other	51,083
Total assets	296,155,660

LIABILITIES
Payables —
Due to adviser —
Management fee	157,700
Accounting and administrative fee	6,376
Total due to adviser	164,076
Other payables and accrued expense	64,567
Total liabilities	228,643
Total net assets	$295,927,017
NET ASSETS CONSIST OF
Paid in capital	$281,022,228
Accumulated distributable earnings	14,904,789
Total net assets	$295,927,017

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price 19,546,046 shares outstanding	$15.14

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2020

INCOME
Dividend (net of foreign taxes of $3,184)	$9,664,474
Interest	361,845
Total income	10,026,319

EXPENSES
Management fee	2,356,979
Transfer agent fees	130,941
Accounting and administrative fees	96,124
Registration fees	45,141
Audit and tax fees	34,284
Accounting system and pricing service fees	27,708
Postage and mailing	26,522
Directors’ fees	21,202
Custodian fees	19,426
Insurance	15,686
Printing	14,700
Legal fees	11,983
Other operating expenses	8,418
Total expenses	2,809,114
Net investment income	7,217,205

NET REALIZED GAIN ON INVESTMENTS	31,520,700

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(63,420,183)
Net realized and unrealized loss on investments	(31,899,483)
Net decrease in net assets resulting from operations	$(24,682,278)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2020 and 2019

	2020	2019
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$7,217,205	$8,657,501
Net realized gain on investments	31,520,700	42,789,796
Change in net unrealized appreciation/depreciation
on investments	(63,420,183)	(19,520,914)
Net increase (decrease) in net assets
resulting from operations	(24,682,278)	31,926,383

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations	(49,080,382)	(62,431,528)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(1,229,237 and 1,439,649 shares, respectively)	22,857,117	28,231,074
Reinvestment of distributions
(2,333,647 and 3,151,096 shares, respectively)	44,374,959	56,794,601
Cost of shares redeemed
(4,516,973 and 7,142,658 shares, respectively)	(84,342,214)	(140,293,849)
Change in net assets derived
from capital share transactions	(17,110,138)	(55,268,174)
Total decrease in net assets	(90,872,798)	(85,773,319)

NET ASSETS
Beginning of period	386,799,815	472,573,134
End of period	$295,927,017	$386,799,815

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2020

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)
March 31, 2020

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$267,910,429
Money Market Funds	22,438,817
Level 2 –
U.S. Government Security	4,999,791
Level 3 –
None	—
Total	$295,349,037
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

Notes to Financial Statements (continued)
March 31, 2020

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At March 31, 2020, reclassifications were recorded to increase accumulated distributable earnings and decrease paid in capital by $3,712.

The tax character of distributions paid during the years ended March 31, 2020 and
2019 was as follows:

The difference between financial statement and tax-basis investment cost is attributable primarily to holdings in partnership interests and the tax deferral of wash sales losses.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2020. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
March 31, 2020. At March 31, 2020, the fiscal years 2017 through 2020 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services —
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

	03/31/2020	03/31/2019
Distributions paid from:
Ordinary income	$5,441,020	$12,462,320
Long-term capital gain	43,639,362	49,969,208
Total distributions paid	$49,080,382	$62,431,528

As of March 31, 2020, investment cost for federal tax purposes was $278,479,103 and the tax basis components of net assets were as follows:

Unrealized appreciation	$48,472,334
Unrealized depreciation	(31,602,400)
Net unrealized appreciation	16,869,934
Undistributed ordinary income	479,233
Accumulated net realized capital gain	2,068,075
Other temporary differences	(4,512,453)
Paid in capital	281,022,228
Net assets	$295,927,017

Notes to Financial Statements (continued)
March 31, 2020

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of March 31, 2020. There have been no material subsequent events since
March 31, 2020 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $6,767 for the year ended March 31, 2020 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended March 31, 2020, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $114,902,354 and $174,120,210, respectively.

Report of Independent Registered Public

Accounting Firm

To the shareholders and the Board of Directors of Nicholas Equity Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Equity
Income Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the
Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers.
We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
May 29, 2020

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658		0.3584		22.3	44,139
March 31, 2014	19.68	0.4076		0.8054		19.1	51,554
March 31, 2015	20.99	0.4294		0.7468		22.4	58,325
March 31, 2016	18.65	0.4226		0.8980		15.4	55,455
March 31, 2017	20.70	0.3615		0.3955		18.6	64,090
March 31, 2018	20.50	0.5324		0.8782		19.1	67,893
March 31, 2019	18.87	0.5634		2.3904		17.6	73,247
March 31, 2020	15.14	0.2772	(a)	2.2405	(b)	16.3	66,803

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.0123 on May 8, 2019 to shareholders of record on May 7, 2019.

Paid $0.0697 on August 7, 2019 to shareholders of record on August 6, 2019. Paid $0.0807 on October 30, 2019 to shareholders of record on October 29, 2019. Paid $0.1145 on December 30, 2019 to shareholders of record on December 27, 2019.

(b)	Paid $0.7290 on May 8, 2019 to shareholders of record on May 7, 2019.
Paid $1.5115 on December 30, 2019 to shareholders of record on December 27, 2019.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory
Contract can be found in the Fund’s Semiannual Report dated September 30, 2019.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the
“Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of
Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under
Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments”
(as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment
Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Trustees on February 3, 2020, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly
Liquid Investment Minimum and any material changes to the Program, for the initial period from June 1, 2019 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional
Information, which can be found on the SEC’s website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form
N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2020. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and Occupations		Complex Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(3), 27 years	President, Chief	5	None
– 58(1)(2)	Director and		Executive Officer,
	Co-Portfolio		Chief Investment
	Manager		Officer and
Director, Nicholas
Company, Inc., the
Adviser to the Fund.
He also is the Lead
Portfolio Manager
of Nicholas Fund, Inc.
and Nicholas II, Inc.
and Nicholas
Limited Edition, Inc.
DISINTERESTED DIRECTORS
John A. Hauser	Director	(3), 4 years	Private Investor,	5	None
– 61			January 2018 to
present. Senior
Vice President –
Trust and
Community
Relations, Nicolet
Bank, October
2016 to December
2016. Senior Vice
President – Director
of Wealth Services,
April 2016 to
October 2016. Prior
to its acquisition by
Nicolet Bank in April
2016, Mr. Hauser
served in various
senior management
roles for Baylake
Bank from 1984 to
2008 and from
2009 to April 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and Occupations		Complex Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
David P. Pelisek	Director	(3), Elected	Private Investor,	5	None
– 61		12/20/2019	September 2016
to present.
Managing Director,
Robert W. Baird &
Co., Inc., and
Partner, Baird
Capital Partners
Buyout
Funds I – V,
January 1994 to
May 2016.
Jay H. Robertson	Director	(3), 15 years	Private Investor,	5	None
– 68			April 2000 to
present. Chairman
of the Board of
Robertson-Ryan
and Associates, Inc.,
an insurance
brokerage firm
from 1993 to
March 2000.

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
– 78(2)	Vice	27 years	the Adviser to the Fund.
President
Lawrence J. Pavelec, CFA	Senior	Annual,	Executive Vice President, Secretary and Chief
– 61	Vice	16 years	Operating Officer, Nicholas Company, Inc., the
	President	Adviser to the Fund, and employed by the Adviser
	and	since 2003. He has been Portfolio Manager for
	Secretary	Nicholas High Income Fund, Inc. since April 2008.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
Jennifer R. Kloehn, CPA	Senior	Annual,	Executive Vice President, Treasurer, Chief
– 46	Vice	4 years	Financial Officer and Chief Compliance Officer,
	President,		Nicholas Company, Inc., the Adviser to the Fund.
	Treasurer		Compliance Officer and Assistant Vice President
	and Chief		of the Adviser from July 2004 to April 2016.
Compliance
Officer
Michael L. Shelton, CFA,	Senior	Annual,	Senior Vice President and Senior Research
CPA – 48	Vice	9 years	Analyst, Nicholas Company, Inc. the Adviser to
	President		the Fund. He also is Co-Portfolio Manager of
	and Lead		Nicholas Fund, Inc.
Portfolio
Manager
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser
– 62	President	27 years	to the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund,as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	David O. Nicholas is a nephew of David L. Johnson.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the
Fund directors and is available, without charge, upon request, by calling 800-544-6547 or
414-276-0535.

Privacy Policy
(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this “Code”) for the investment companies within the complex (collectively, “Funds” and each, “Company”) applies to the Company’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

  compliance with applicable laws and governmental rules and regulations;

  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940

(“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as “affiliated persons” of the Company. The Company’s and the investment adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the

Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

not use his or her personal influence or personal relationships improperly to influence decisions or financial reporting by the Company whereby the Covered Officer benefit personally to the detriment of the Company;
not cause the Company to take action, or fail to take action, for the individual personal benefit the Covered Officer rather than the benefit of the Company;
not use material non-public knowledge of portfolio transactions made or contemplated for the to trade personally or cause others to trade personally in contemplation of the market of such transactions;
report, at least annually:

officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his or her immediate family members holds 5% or more of its outstanding stock;

  Positions as a trustee, executor or other fiduciary;

  Ownership interest in any broker-dealer or bank;

  Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

  Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jennifer R. Kloehn, she should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jennifer R. Kloehn. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

  service as a director on the board of any public company;

  the receipt of any non-nominal gifts;

  the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

  any ownership interest in, or any consulting or employment relationship with, any of the
  Company’s service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

  a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Company;
each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the
Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

  each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

  it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

  promptly after adoption of the Code or thereafter as applicable upon becoming a Covered Officer, affirm in writing to the Board that he or she has received, read, and understands the Code;

  annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;

  not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

  notify the appropriate person promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jennifer R.
  Kloehn unless the person violating the Code is Jennifer R. Kloehn, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jennifer R. Kloehn is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jennifer R. Kloehn directly, then Mr. David O. Nicholas is responsible for applying the Code to her and he has authority to interpret the Code with respect to such application. Both Jennifer R. Kloehn and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the independent directors.

The Company will follow these procedures in investigating and enforcing this Code:

  Jennifer R. Kloehn or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to her or him;

  if, after such investigation, the officer making such investigation believes that no violation has occurred, they are not required to take any further action;

  any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

  if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

  the independent directors will be responsible for granting waivers, as appropriate; and

  any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder.

Insofar as other policies or procedures of the Funds, the Funds’ adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and their investment adviser’s codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser’s more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

The undersigned, the duly elected secretary of the funds (the "Funds"), does hereby certify that the foregoing Code of Ethics (the "Code") is in the form adopted by the Board of Directors of each such Fund at which such person is the secretary, at a meeting duly called and convened on October 28, 2016, at which meeting all of the members of the Board of Directors, including all of the directors who are not "interested persons" of each such Fund, as such term is defined under the Investment Company Act of 1940, voted in favor of adoption of such Code presented at that meeting, and that the Code, in such form, as amended, has been adopted or will be ratified by all of the directors of each such Fund, including all of the directors of each such Fund who are not "interested persons" of the Fund.

Dated: November 22, 2016

Affirmed: November 22, 2019

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec, Secretary
Nicholas Fund, Inc.
Nicholas II, Inc.
Nicholas High Income Fund, Inc.
Nicholas Equity Income Fund, Inc.
Nicholas Limited Edition, Inc.
Nicholas Money Market Fund, Inc.

Exhibit A

Persons Covered by this Code of Ethics
The Nicholas Company	David O. Nicholas	Jennifer R. Kloehn
Nicholas Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas II, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Limited Edition, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas High Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Equity Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,600 in 2020 and $25,800 in 2019.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,450 in 2020 and $6,225 in 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $18,200 in 2019 and $18,200 in 2018. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2019 and 10/31/2018, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 29, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 29, 2020

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: May 29, 2020